UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 12, 2015

HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35853	45-5210462
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Suite 11, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (774) 233-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 12, 2015, Harvard Apparatus Regenerative Technology, Inc. (the “Company”) issued a press release announcing financial results for the three and nine months ended September 30, 2015 and the details of a related conference call to be held at 5:00 PM EST on November 12, 2015 (the “Conference Call”). The press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 2.02 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the United States Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01. Other Events.

On November 12, 2015, the Company also issued a press release announcing significant results, including clear evidence of complete esophageal tissue regeneration, from recently conducted animal research on the Company’s 2nd Generation bioengineered implant platform. The release also provided details of the Conference Call on which the Company will discuss the research results in addition to the financial results discussed above and other related matters. The press release is furnished as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 8.01 of this Current Report on Form 8-K and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the United States Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Title

99.1	Press release Regarding Financial Results of Harvard Apparatus Regenerative Technology, Inc., issued on November 12, 2015.
99.2	Press release Regarding Research Results of Harvard Apparatus Regenerative Technology, Inc., issued on November 12, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harvard Apparatus Regenerative Technology, INC.
(Registrant)

November 12, 2015	/s/ Thomas McNaughton
(Date)	Thomas McNaughton Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press release Regarding Financial Results of Harvard Apparatus Regenerative Technology, Inc., issued on November 12, 2015.
99.2	Press release Regarding Research Results of Harvard Apparatus Regenerative Technology, Inc., issued on November 12, 2015.

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